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                                                                    Exhibit 99.1

                   [Letterhead of GO WEST Entertainment, Inc.
              150 East 58th Street, 25th Floor, New York, NY 10022
                     Tel: 212-421-8480 & Fax: 212-421-8357]

Gary Valinoti
Chairman & CEO
1415 Wycoff Road
Second Floor
Farmingdale, NJ  07727

Dear Mr. Valinoti:

Thank you for the opportunity we have had to explore a potential merger. We have decided at this time not to pursue the letter of intent signed December 3, 2001 and wish you the best in the ongoing development and growth of your business.

Sincerely

     /s/ John Neilson
--------------------------
By: John Neilson
On Behalf Of: GO WEST Entertainment, Inc.

CC:  Manny Bello
     Richard Schineller
     3rd Millennium Management, LLC